UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant	[X]
Filed by a Party other than Registrant	[ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement.
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]	Definitive Proxy Statement.
[X]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to Rule 14a-12.

CHARMING SHOPPES, INC.
 (Name of registration as specified in its charter)

Payment of Filing Fee (Check the appropriate box)
[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

PROXY COMMUNICATION STATEMENT:

On April 2, 2008, Charming Shoppes, Inc. filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the 2008 Annual Meeting of Shareholders of Charming Shoppes, Inc., and began the process of mailing the definitive proxy statement and a GOLD proxy card to shareholders.  Charming Shoppes’ shareholders are strongly advised to read Charming Shoppes’ proxy statement as it contains important information.  Shareholders may obtain an additional copy of Charming Shoppes’ definitive proxy statement and any other documents filed by Charming Shoppes with the SEC for free at the SEC’s website at http://www.sec.gov. Copies of the definitive proxy statement are available for free at Charming Shoppes’ website at http://www.charmingshoppes.com. In addition, copies of Charming Shoppes’ proxy materials may be requested at no charge by contacting MacKenzie Partners, Inc. at 1-800-322-2885 or via email at charming@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Charming Shoppes’ shareholders is available in Charming Shoppes’ definitive proxy statement filed with SEC on April 2, 2008.

CSI

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG. CATHERINES® Crosstown Traders, Inc.

it's all about her

Investor Presentation
Charming Shoppes, Inc.
April 2008

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to effectively implement the Company's plan for consolidation of the Catherines Plus Sizes brand and a new organizational structure, the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores and direct-to-
consumer segments, the failure of changes in management to achieve improvement in the Company's competitive position, the failure to successfully implement the Company's integration of operations of, and the business plan for, Crosstown Traders, Inc., adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from the Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies.
These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and
Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended
February 2, 2008 and other Company filings with the Securities and Exchange Commission. Charming
Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Forward-Looking Statements

CHARMING SHOPPES, INC.

it's all about her

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Dorrit J. Bern
Chairman, CEO and President

Eric M. Specter
Executive Vice President and CFO

Katherine M. Hudson
Lead Independent Director

William O. Albertini
Chairman, Finance Committee

Yvonne M. Curl
Chairman, Corporate Governance and Nominating Committee
Dorrit J. Bern
Chairman, CEO and President

Eric M. Specter
Executive Vice President and CFO

Katherine M. Hudson
Lead Independent Director

William O. Albertini
Chairman, Finance Committee

Yvonne M. Curl
Chairman, Corporate Governance and Nominating Committee

Key Messages
• Charming Shoppes is committed to being the leader in women’s plus-size apparel, and our focused multi-brand, multi-channel strategy is the right plan to create long-term shareholder value
• Charming Shoppes has in place a highly-experienced Board and management team with significant retail industry expertise to implement our strategic plan
• Charming Shoppes’ Board and management team have a proven record of navigating challenging retail and economic environments and repositioning the Company to gain market share and grow profitability
• The dissident’s nominees have limited relevant experience, bring no new ideas to Charming Shoppes, and if elected, would advance a short-term financial reengineering scheme that would disrupt the implementation of our strategy and undermine the future growth of the Company

(1) Source: AOA Overweight Prevalence.
We Are Synonymous With Plus-Sizes
• We are a multi-brand, multi-channel women’s apparel retailer, leaders in specialty plus-sizes, with $3 billion in annual sales
 > 74%, or $2.2 billion in plus-related sales
• We serve the plus market through our multiple brands:
 > Lane Bryant
 > Fashion Bug
 > Catherines Plus Sizes
• The average size of American women is 14
• Our brands serve 62%(1) of America’s female population

(1) Derived From NPD Group Data and Company information.
We Are Synonymous With Plus-Sizes
• Lane Bryant is the leading brand in women’s plus apparel
• We are the fit authority in women’s plus apparel
• No other retailer or firm possesses as much expertise and knowledge as we do in women’s plus apparel
 > We hold the #1 market position in women’s specialty plus apparel, with approximately 40% share(1)
 > We hold the #2 market position across all venues selling women’s plus apparel, with approximately 10% share(1)
 > We achieved these market leading positions through both core and acquisition growth

CHARMING SHOPPES, INC.

LANE BRYANT | FASHION BUG | CATHERINES | Crosstown Traders, Inc.

Catherines
Shoe Catalog
2000
2005
2001
2006
2007
1999
Fashion
Bug
1996
G R O W P L U S
Channel Expansion
Outlets
Open
Lane Bryant
Catalog
Acquisition of
Crosstown
Traders
Acquisition of
Catherines
Plus Sizes
Acquisition of
Lane Bryant
Retail Stores (1)
Acquisition of
Modern
Woman Plus
Acquisition of
alight.com Plus
(1) In 2001, Acquisition of Lane Bryant excluded catalog naming rights, which reverted to Lane Bryant in 2007.
Strategy: Become The Leader In
Women’s Plus Apparel
• In 1996, we began to reposition Charming Shoppes to be the women’s specialty plus apparel leader

History of Managing Through
Economic Downturns
• During the 2002 / 2003 economic downturn, we took the following actions:
 > Refocused merchandising and store execution at all brands
 > Controlled inventory
 > Reduced overhead costs
 > Conserved cash
• …and over the next several years, we successfully returned the business to growth and enhanced profitability…
 > Increased the top-line from $2.3 billion to $3.1 billion
 > Increased operating margins from 3.2% to 5.6%
 > Achieved a 33% operating earnings CAGR
 > Culminated in record sales and earnings in 2006

CHARMING SHOPPES, INC.

450
400
350
300
250
200
150
100
1/1/2003
8/13/2003
3/25/2004
11/4/2004
6/17/2005
1/27/2006

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Stock Price Performance (1/1/03 - 1/27/06)
(1) Index includes Ann Taylor, Cato, Chico’s, Christopher & Banks, Deb Shops and Dress Barn. Deb Shops share price measured from March 2003 to close of Lee Equity’s acquisition in October 2007.
+275%
+50%
+231%
Peers (1)
CHRS
S&P 500
Shareholder Value Creation Following the
2002 / 2003 Economic Downturn
• 275% share price appreciation in the
 three fiscal years following the
 downturn
• Rebound in women’s specialty
 apparel is a leading indicator to an
 improving economy
• Demonstrates our ability to manage
 through difficult times, position the
 Company for increased profitability
 and create shareholder value over
 the long-term

(1) Excludes the impairment of goodwill and intangible assets and restructuring charges recorded in the fourth quarter of 2007. Please refer to http://phx.corporate-
 ir.net/phoenix.zhtml?c=106124&p=irol-audioarchives for a GAAP to non-GAAP reconciliation.
	1st Half 2007	2nd Half 2007(1)	2007(1)
Sales	$1.6 billion	$1.4 billion	$3.0 billion
Income from Operations	$71.2 million	$(37.6) million	$33.6 million
EPS	$0.34	$(0.18)	$0.16
Macro-Economic and
Business Performance Shifts
• Following a year of record sales and earnings in 2006, we entered 2007 with much optimism about our proven growth strategy and planned the business accordingly
• During the 1st half of 2007, we continued to meet our objectives
• Mid-2007, with a significant economic downturn, our performance changed sharply

(1) Source: The Conference Board.
Current Economic Downturn
• 2007 was the worst Christmas season in 20 years
• The Consumer Confidence Expectations Index(1) is now at a 35-year low
 (December 1973, 45.2)
 > 42% of Americans believe we are in a recession; 46% believe we are on the way
 > Escalating Food Costs, Record Food Stamp Recipients, Credit Crisis, Energy
 Costs, Weakening Housing Market - all leading to less disposable income
• Our customer - The Plus Apparel Consumer - falls in the heart of where
 America is being economically impacted
• The result: declining discretionary spending has led to significant decreases in retail traffic

110
100
90
80
70
60
50
40
30
6/1/2007
7/20/2007
9/7/2007
10/26/2007
12/14/2007
2/1/2008

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Stock Price Performance (6/1/07 - 2/1/08)
(1) Index includes Ann Taylor, Cato, Chico’s, Christopher & Banks, Deb Shops and Dress Barn. Deb Shops share price measured from March 2003 to close of Lee Equity’s acquisition in October 2007.
Indexed Price (%)
(46%)
(9%)
(47%)
CHRS
Peers (1)
S&P 500
Recent Downturn Remains a Challenge for
Specialty Apparel Companies
• Our stock price performance during
 this period has been in-line with our
 peers in the retail apparel sector
• Through a series of recently
 announced initiatives, we are
 positioning Charming Shoppes for
 growth when the current retail
 downturn abates

2008: Managing Through The
Downturn
• As in 2002 / 2003, we have taken a number of actions:
 > Streamlined operations
 > Eliminated 13% of corporate positions
 > Closing 150 underperforming stores
 > Reduced inventory by 19% on a same-store basis
 > Resulting in $28 million in planned annualized cost savings
• Increasing financial flexibility and liquidity
 > We have made “conserving cash” a priority during the downturn
 > We are exploring further capital budget reductions, in addition to a $43 million reduction for FY2009
 > Temporarily suspended share repurchase program

CHARMING SHOPPES, INC.

Outlet
4%
Catalog
13%
E-commerce
3%
CA Stores
11%
LB Stores
37%
FB Stores
32%

Outlet
4%
Catalog
13%
E-commerce
5%
CA Stores
13%
LB Stores
43%
FB Stores
22%

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Current Revenue Mix
Lane Bryant Brand Contributing More
Than 45% Of Total Revenues
Revenue Mix Goal
Key Strategic Objectives
• Leveraging our leading market share position in women’s plus apparel
• Growing our core brands through multiple channels
• Shifting the mix to higher operating margin businesses, while growing our revenues in our core brands

CHARMING SHOPPES, INC.

($mm)
CAGR: 8.0%
$1,240
$1,180
$1,120
$1,060
$1,000
$1,057
$1,202
$1,232
2005
2006
2007

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Merchandise and Marketing Initiatives
Lane Bryant: Primary Growth Catalyst and
Focus of Our Capital Investments
Growing EBITDA Margins(1)
2003
7.8%
2006
12.8%
Increasing Sales Over the Past Three Years(2)
(3)
(1) Excludes corporate allocations.
(2) 2006 and 2007 figures include sales from Lane Bryant Outlet.
(3) 2006 consisted of 53 weeks.
2007
9.8%
•Average of $43 million in capital expenditures over
each of the last three years
• Drive bottoms growth through "Fit" expertise
 > Expanded Right Fit by Lane Bryant™ from
 denim to career pants
• Expanded intimate apparel offerings
 > Product innovation - primarily in bras
• Additional national brands in intimate apparel
• Expanding on the new proprietary credit with
 rewards program
• Recently launched Lane Bryant Catalog
• Launched Lane Bryant Outlet
• Grow e-commerce sales in excess of 20%
 annually
• Leverage cross-brand inventory
• Utilize Customer Relationship Management
 (CRM) for targeted direct mail

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Growing EBITDA Margins(1)
Merchandise and Marketing Initiatives
(1) Excludes corporate allocations.
(2) Source: AOA Overweight Prevalence.
2003
7.6%
2006
14.6%
2007
13.4%
Catherines:
Improved Margins, Poised For Growth
• Maximize extended-size expertise (sizes 24
 -32) to serve this customer demographic
 across the catalog, e-commerce and store
 channels
• 62% of American women are overweight(2)
• 34% of American women are considered
 obese(2)
• Average of $7 million in capital
 expenditures over each of the last three
 years
• Launch the “Liz & Me Platinum” line of
 casual/career bridge sportswear
• Intimate apparel expansion: adding sizes
• Increased penetration in social separates
• Expanding Right Fit by Catherines™ into
 career bottoms assortments
• Intensify our career and dress businesses to
 reflect emerging fashion trends
• Grow e-commerce sales in excess of 20%
 annually
• Leverage cross-brand inventory
• Utilize Customer Relationship Management
 (CRM) for targeted direct mail

$120
$90
$60
$30
$0
$103
$88
$87
$46
2004
2005
2006
2007

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Merchandise and Marketing Initiatives
Fashion Bug:
Delivering Strong Cash Flows
Fashion Bug Free Cash Flow Generation(1)
($mm)
EBITDA Margins(2)
(1) Free cash flow calculated as EBITDA minus Capital Expenditures.
(2) Excludes corporate allocations.
2003
10.5%
2006
9.8%
2007
6.1%
•Average of $13 million in capital expenditures over
each of the last three years
• Despite a challenging 2007, Fashion Bug
 generated healthy cash flows
• Expand the presence and space allocated to
 plus apparel
• Expand “The Scene”, a junior plus shop, to
 500 stores
• This Fall, we will launch Right Fit denim
 program
• Increase the intimate apparel plus offerings
 to serve our plus customer with additional
 sizes
• Highlight more fashion merchandise
 categories in our direct mail
• Grow e-commerce sales in excess of 20%
 annually
• Leverage cross-brand inventory
• Utilize Customer Relationship Management
 (CRM) for targeted direct mail

CAGR: 5.6%
1,000
800
600
400
200
0
647
689
710
722
748
859
896
2001
2002
2003
2004
2005
2006
2007

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Note: Store growth includes Lane Bryant Outlets beginning in 2005.
Lane Bryant New Store Performance
Lane Bryant Store Growth
Single Front Strip Center
Sales per Store	$1,100,000
EBITDA	$192,000
% Margin	17.5%
Investment	$261,000
Cash-on-Cash ROI	73.6%
ROIC	18.5%
Capital Expenditures Focused on
Core High-Return Businesses
• Capital allocation decisions are dictated by
 our highest-return opportunities
 > Focus on relocations to strip and lifestyle
 centers, which offer greater ROI
 • Increased sales, lower cost structure and
 lower initial investment
• 75% of capital expenditures devoted to Lane
 Bryant, our most profitable brand
• Recent initiatives to decrease overall level of
 capital expenditures by $43 million for
 FY2009
 > 30% decrease from FY2008 levels, primarily
 through 50% reduction of planned store
 openings

(1) *Source: Forrester Research (WSJ 09/03/04) and Charming Shoppes’ Research
Crosstown Traders
• Acquired the necessary infrastructure and catalog experience:
 > In anticipation of the reversion of the naming rights to the Lane Bryant Catalog
 > To be able to execute our tri-channel strategy and address how women shop today:
 • Stores, E-commerce, Catalog
• Majority of women’s specialty retailers are tri-channel
 > Multi-channel shoppers are the most loyal, most productive customers(1)
• Business performance in 2005 and 2006
 > Integration took longer than planned
 > Execution missteps in the consolidation of our apparel catalog titles
 > Unanticipated increases in postage, paper and print costs
• In 2007, repositioned catalog business to support our multi-channel strategy for our core brands
 > Launched Catherines Shoe Catalog and Lane Bryant Catalog
• Future Plans include Catherines Apparel Catalog and Fashion Bug Plus Catalog
• We continue to evaluate strategic alternatives for our 8 non-core misses apparel catalogs

$40
$30
$20
$10
$0
$30
$36
$38
2005
2006
2007

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Proprietary Credit Program Profit Contribution
% of Average
Managed
Receivables
 8.9%  10.0%  8.9%
($mm)
(1) Company Information.
Proprietary Credit Program:
A Consistent Source of Profitability and
A Critical Component to Brand Strategy
• Proprietary credit card program is a strategic
 asset, a highly compelling promotional
 vehicle, and a strong profit contributor:
 > A critical component of executing our brands’
 merchandise and targeted marketing
 strategies
 > The majority of our marketing efforts are
 through direct mail, primarily targeted to our
 credit customer
 > Engendering customer loyalty and repeat
 business
 > Higher spend (2X the cash customer) and
 profit contribution per customer
 > 1/3rd of our revenues represented by
 proprietary credit
 > 14%(1) of American women carry one of our
 cards
• Previously utilized a third-party provider, with
 unsatisfactory results

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Name	Title	At CHRS	Retail Experience
Dorrit Bern	Chairman, CEO and President	13 Years	35 Years
Eric Specter	Executive Vice President and CFO	25 Years	25 Years
Joe Baron	Executive Vice President and COO	6 Years	39 Years
Colin Stern	Executive Vice President and General Counsel	19 Years	19 Years
James Bloise	Executive Vice President, Supply Chain	6 Years	30 Years
LuAnn Via	President, Lane Bryant	2 Years	34 Years
Lori Twomey	President, Crosstown Traders	1 Year	23 Years

4	Internal promotions
3	Became CEO of another retailer
3	Replaced related to performance
13-Year History: Divisional Management Changes
Average Retail Experience is 30 Years
Average Executive Tenure with Charming Shoppes is 10 Years
Management Experience

Corporate Governance:
Executive Compensation Discipline
• Our Board of Directors is committed to aligning executive compensation with shareholder interests
• Compensation packages are determined by the Compensation Committee, comprised solely of independent directors, in consultation with an independent compensation consultant and outside legal counsel
• Independent compensation consultant validated our practices against retail peer group
• Benchmarked our compensation to be in the 50th to 75th percentile of our peer group
• Most recent CEO contract completed in December 2007:
 > Includes heavier weighting to performance-based compensation (67%) and the introduction of relative TSR (Total Shareholder Return) as the key metric for performance-based compensation
 > Reduced perquisites and limited tax gross-ups
 > Adjusted base compensation (equivalent of 3.4% annual increase since CEO joined company)
 > Eliminated evergreen provision and signing bonus

CHARMING SHOPPES, INC.

Operating Income % Growth	↑	↑	↑	↓
Stock Price Performance	↑	↑	↑	↓
Total Comp.* (1) *Increase / (Decrease)	↑	↑	↓	↓

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

(1) Represents top 5 officers.
(2) Source: Pearl Meyer & Partners.
Compensation is Actively Adjusted
Based on Performance
2005
2006
2007
2004
Corporate Governance:
Executive Compensation
• Executive compensation is aligned with
 operating performance and total returns to
 our shareholders
• During 2007, the Company reported
 declining business results, and
 executive compensation was impacted
 accordingly
 > Total CEO compensation declined 36%
 from prior year
 > Total compensation for top 5 officers
 declined 31% from prior year
• Charming Shoppes ranks 13 out of a
 peer group of 23 companies (at the
 median) in total compensation paid to
 top 5 executives(2)

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

• Our Board has the necessary depth and breadth of expertise in areas that are critical to the continued success of the Company
• Our Board members are highly skilled in public company leadership, retail, marketing, operating, finance, accounting, governance and overall executive management
• Charming Shoppes’ Chairman,
 CEO and President
• Led Charming Shoppes since
 August 1995
• Retail apparel industry experience
 spans 35 years
Dorrit Bern -
A Retailer
• Former Chairman and CEO, and a
 current director of Jo-Ann Stores, a
 leading U.S. retailer
• Serves on Charming Shoppes’
 Corporate Governance and
 Nominating and Finance
 Committees
• Retail industry experience spans
 30 years
Alan Rosskamm -
A Retailer
• Former Senior Vice President and
 Chief Integration Officer of Sprint
 Corporation
• Former Vice President, Finance
 and Expense Control for Macy’s
 Midwest
• Serves on Charming Shoppes’
 Audit and Finance Committees
M. Jeannine Strandjord -
A Former Retail Finance Executive
Our Qualified Board Nominees
• Our existing directors, nominated for re-election, have extensive public company experience as well as retail industry backgrounds

Focused on Corporate Governance
• 7 of our 8 directors are considered independent by NASDAQ Marketplace
 Rules standards
• No related-party transactions with independent board members
• All directors have extensive management and/or leadership experience
 > The average tenure of management and leadership experience is >25 years
• Board is actively involved in overseeing the business
 > Frequent meetings and discussions
 > 9 full board meetings, 33 committee meetings in 2007
 > Committees are empowered to provide direction and proper oversight
• Our CGQ® as of April 1st is better than 81.6% of S&P 400 companies and
 90.9% of Retailing companies

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Name / Committee(s)	Retail and Other Experience	Background	Years Served On CHRS Board
Dorrit Bern • Administration (C)	Charming Shoppes: 13 years Sears: 8 years Bon Marché: 10 years Joske’s: 4 years	• Current Chairman and CEO - Charming Shoppes • Director - OfficeMax • Director - Southern Company	13
Alan Rosskamm • Corporate Governance and Nominating, Finance, Administration	Jo-Ann Stores: 30 years	• Former Chairman and CEO - Jo-Ann Stores • Director - Jo-Ann Stores • Adviser to retailer Pet-Sense, Inc.	16
Pamela Davies • Compensation, Corporate Governance and Nominating	Queens University of Charlotte: 6 years	• President - Queens University of Charlotte • Former Dean - McColl School of Business, Queens University of Charlotte • Former Professor of Management - Drexel University • Director - C & D Technologies • Director - Sonoco Products Company	10
Charles Hopkins • Audit (C), Finance	KPMG: 33 years	• Former Audit Partner and SEC Reviewing Partner - KPMG, LLP • Former Managing Partner - KPMG, LLP Philadelphia Business Unit	9
Katherine Hudson • Compensation (C), Audit, Administration, Lead Independent Director	Brady Corporation: 9 years	• Former Chairman and CEO - Brady Corporation • Former Director - Brady Corporation • Former Vice President - Eastman Kodak Company •	8
Seasoned Board of Directors

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Name / Committee(s)	Retail and Other Experience	Background	Years Served On CHRS Board
William Albertini • Finance (C), Compensation	Bell Atlantic: 32 years	• Former Executive Vice President and CFO - Bell Atlantic • Former Director - Bell Atlantic • Director - BlackRock • Director - Triumph Group • Director - Airgas	5
Yvonne Curl • Corporate Governance and Nominating (C), Audit	Avaya: 4 years Xerox: 24 years	• Former Chief Marketing Officer - Avaya • Former Senior Vice President and General Manager, Public Sector, Worldwide - Xerox • Director - Nationwide Mutual Insurance Company • Director - HealthSouth Corporation • Director - Welch Allyn Inc.	4
M. Jeannine Strandjord • Audit, Finance	Sprint Corporation: 20 years Macy’s: 4 years	• Former Senior Vice President and Chief Integration Officer - Sprint • Former Vice President, Finance and Expense Control - Macy’s Midwest • Director - DST Systems • Director - Euronet Worldwide • Director - Investment companies that are part of American Century Funds	2
• We are a leading women’s apparel retailer
• 63% of our Board members are female, placing us in the highest 1% of Fortune 1000 companies for gender diversity
Seasoned Board of Directors (cont’d)

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

• Crescendo and Myca have offered only short-sighted financial tactics that we believe are not aligned with long-
 term value creation
 > Dissidents have not proposed any new ideas
 > Lack the experience that is necessary to navigate through the current retail environment
• President of a small hedge fund
• No management experience
• Limited Board experience
• No retail or consumer
 experience
Robert Frankfurt
• Majority of retail experience is
 with companies in restructuring
 or Chapter 11 phase
• No experience as a senior
 executive of a public company
• No Board experience
Michael Appel
• No management or operating
 experience
• Limited understanding of retail
• Recently became a Board
 member of a Charming Shoppes
 competitor
• History of being disruptive,
 divisive and self-serving as a
 Board member
Arnaud Ajdler
Dissident’s Nominees Lack
Experience
• The three directors nominated by Crescendo and Myca have no substantial public company retail experience

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Charming Shoppes’ Strategies
Dissident’s Strategies
Short-Term Strategies
• Has a highly-qualified management team
 and Board in place that has significant
 experience in retail, marketing and
 operations
• Focused strategy to grow its leading
 position in plus sizes through its core
 brands
• Leverage its multi-channel strategy to
 expand the customer base of its core
 brands through catalog, E-commerce and
 retail stores
• Retain financial flexibility by conserving
 cash to manage through a difficult
 environment
• Do not have a strategy other than the sale
 of assets (i.e. catalog businesses, credit
 operations) using the proceeds, combined
 with cash, to buy back a significant
 amount of shares
• Will disrupt Charming Shoppes’ plan to
 build long-term value for its shareholders
• Risking the viability of the Company by
 reducing its financial flexibility in a weak
 economic environment

CSI
CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Dissident’s Strategies
• Leverage plus-apparel expertise through
 multi-brand, multi-channel strategy
• Focus on Merchandising and Marketing
• Improve operating margins through mix
 and focus on Lane Bryant as growth
 catalyst
• Disciplined capital allocation process
• Maintain strong balance sheet
Charming Shoppes’ Strategies
?
Long-Term Strategies

In Summary
• Charming Shoppes is committed to being the leader in women’s plus-size apparel, and our focused multi-brand, multi-channel strategy is the right plan to create long-term shareholder value
• Charming Shoppes has in place a highly-experienced Board and management team with significant retail industry expertise to implement our strategic plan
• Charming Shoppes’ Board and management team have a proven record of navigating challenging retail and economic environments and repositioning the Company to gain market share and grow profitability
• The dissident’s nominees have limited relevant experience, bring no new ideas to Charming Shoppes, and if elected, would advance a short-term financial reengineering scheme that would disrupt the implementation of our strategy and undermine the future growth of the Company

On April 2, 2008, Charming Shoppes, Inc. filed a definitive proxy statement with the Securities and Exchange
Commission (“the SEC”) in connection with the 2008 Annual Meeting of Shareholders of Charming Shoppes,
Inc. and began the process of mailing its definitive proxy statement and a GOLD proxy card to shareholders.
Charming Shoppes’ shareholders are strongly advised to read Charming Shoppes’ proxy statement as it contains important information. Shareholders may obtain an additional copy of Charming Shoppes’ definitive proxy statement and any other documents filed by Charming Shoppes with the SEC for free at the SEC’s website, www.sec.gov, or at Charming Shoppes’ website at www.charmingshoppes.com. In addition, copies of
Charming Shoppes’ proxy materials may be requested at no charge by contacting MacKenzie Partners, Inc. at
1-800-322-2885 or via email at charming@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Charming Shoppes’
shareholders is available in Charming Shoppes’ definitive proxy statement filed with the Securities and
Exchange Commission on April 2, 2008.
Proxy Communication Statement: